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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 17, 2003

RLI Corp.
(Exact name of registrant as specified in its charter)

Illinois (State or other Jurisdiction of Incorporation)	0-6612 (Commission File Number)	37-0889946 (I.R.S. Employer Identification No.)
9025 North Lindberg Drive Peoria, Illinois 61615 (Address of principal executive offices)(Zip Code)
Registrant's telephone number, including area code: (309) 692-1000

Item 7.    Financial Statements and Exhibits

  (c)    Exhibits.

    This exhibit is furnished pursuant to Item 9 hereof and should not be deemed to be "filed" under the Securities Exchange Act of 1934.

Exhibit No.	Exhibit
99.1	Press Release, dated April 17, 2003 (furnished pursuant to Item 9).

Item 9.    Information Provided Under Item 12 (Results of Operations and Financial Condition)

        On April 17, 2003, RLI Corp. announced its results of operations for the first quarter of 2003. Furnished as Exhibit 99.1 and incorporated herein by reference is a press release by RLI Corp. announcing its first quarter results.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RLI CORP.
By: /s/ JOSEPH E. DONDANVILLE Senior Vice President and Chief Financial Officer
Date: April 17, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated April 17, 2003 (furnished pursuant to Item 9).

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  Item 7. Financial Statements and Exhibits
  Item 9. Information Provided Under Item 12 (Results of Operations and Financial Condition)
SIGNATURE
EXHIBIT INDEX